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                                                                   Exhibit 10.31

                                   VYYO INC.
                              AMENDMENT NO. 3 TO
                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

     The undersigned Holders (as that term is defined in the Registration Rights And Lock-Up Agreement, originally executed on April 21, 1996 and amended on August 13, 1999 and February 4, 2000, (the "Rights Agreement") among Vyyo Inc. (the "Company") and such holders of Registrable Securities, (as that term is defined in the Rights Agreement)) which Holders together hold at least 50% of the outstanding Registrable Securities of the Company, hereby amend the registration rights to add Section 2(b)(iii) as follows: "(iii) notwithstanding anything to the contrary in the foregoing, the provision of this Section 2(b) shall not apply to the Company's proposed public offering (the "Offering") pursuant to the Registration Statement filed with the Securities and Exchange Commission on September 1, 2000, as amended." This Amendment will bind all parties to the Rights Agreement, whether parties hereto or not, and without regard to their participation or non-participation in the Offering. This Amendment is not intended to and does not amend or waive any of the indemnification rights of Holders who participate in a registered public offering pursuant to Section 2(f) of the Rights Agreement.

     This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     The undersigned understand that the Company and the underwriters of the Offering will proceed with the Offering in reliance on this Amendment.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of __________ __, 2000.


For Corporation/Partnership:                  For Individual:

_______________________                       _______________________
(Name of Entity)                              (Name)

By:____________________                        ______________________
Title:_________________                        (Signature)